Long-term commitments	12 Months Ended
Dec. 31, 2019
Long-term commitments
Long-term commitments

32   Long-term commitments

(a)   Capital commitments - Aripuanã project

At December 31, 2019, the Company had contracted for USD 211,259 of capital expenditures related to the Aripuanã project that have not yet been incurred for the purchase of property, plant and equipment.

(b)   Purchase of raw materials

The Company has forward purchase commitments in the amount of USD 24,473 for raw materials, which are used as part of the Company's operations. These contracts contain monthly fixed prices and expire in 2026.

(c)   Projects development

As part of its development activities in certain greenfield projects, the Company has agreed to minimum levels of investments that would require disbursements up to the amount of USD 102,900 after September 2024 in case the Company does not meet such specified minimum investments for these projects.